UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 5, 2015

iGambit Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-53862	11-3363609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 W. Jericho Turnpike, Suite A Smithtown, New York	11787
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 670-6777

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01

Other Events

On July  30, 2015, the non-binding letter of intent (the “Letter of Intent”) previously entered into between United Fertility Centers of America (UFCA) and iGambit  Inc. (“we”, “us”, the “Company” and “iGambit”) as announced in the Current Report on Form 8-K filed by us on  May 13, 2015, was terminated by mutual agreement. The Letter of Intent provided that either party could terminate the Letter of Intent by written notification to the other party for any reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 5, 2015

iGambit Inc.

By:

  /s/  John Salerno

John Salerno

Chief Executive Officer

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